                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K
                                   ----------

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 6, 1999

                            ELDORADO BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     2-76555                       33-0720548
------------------------------   ----------------------    -------------------------------
State or other jurisdiction of   Commission File Number    IRS Employer Identification No.
        incorporation


                       24012 CALLE DE LA PLATA, SUITE 340
                         LAGUNA HILLS, CALIFORNIA 92653
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (949) 699-4344
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS

         Included as Exhibit 10.1 is the Amended and Restated Shareholder Agreement by and among Eldorado Bancshares, Inc. and certain of its principal shareholders executed by the parties on April 6, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Exhibits.

          Exhibit 10.1 Amended and Restated Shareholder Agreement by and among
                       Eldorado Bancshares, Inc., Madison Dearborn Capital Partners II, L.P., Olympus Growth Fund II, L.P., Olympus Executive Fund, L.P., Dartmouth Capital Group, L.P., Dartmouth Capital Group, Inc. and Robert P. Keller.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELDORADO BANCSHARES, INC.


                                           By: /s/ CURT A. CHRISTIANSSEN
                                               Curt A. Christianssen
                                               Senior Vice President

Dated: April 21, 1999